LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Schedule of Investments
September 30, 2025 (unaudited)

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.80%
Equity Funds–96.68%
✠Fidelity®-
VIP Contrafund® Portfolio	5,428,328	$360,495,248
VIP Equity-Income Portfolio	5,100,168	154,025,079
		514,520,327
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–3.12%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.09%)	16,601,374	$16,601,374
		16,601,374
Total Investment Companies (Cost $277,373,123)		531,121,701

TOTAL INVESTMENTS–99.80% (Cost $277,373,123)	531,121,701
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.20%	1,066,993
NET ASSETS APPLICABLE TO 31,040,909 SHARES OUTSTANDING–100.00%	$532,188,694

✠Initial Class.

The following futures contracts were outstanding at September 30, 2025:
Futures Contracts
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[1]	Value/ Unrealized Depreciation[1]
Equity Contracts:
50	CME E-mini S&P 500 Index Futures	$16,846,875	$16,485,648	12/19/25	$361,227	$—
2	CME E-mini S&P MidCap 400 Index Futures	657,240	658,485	12/19/25	—	(1,245)
Total Futures Contracts					$361,227	$(1,245)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through September 30, 2025.

Summary of Abbreviations:
CME–Chicago Mercantile Exchange
S&P–Standard & Poor’s
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1